Prospectus

May 1, 2011

RS Investment Trust

RS Global Growth Fund

RS Greater China Fund

Class A, C, K, and Y Shares

	Class A	Class C	Class K	Class Y

RS Global Growth Fund RS Greater China Fund	RSGGX RSCHX	RGGCX RCHCX	RGGKX RCHKX	RGGYX RCHYX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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RS GLOBAL GROWTH FUND

RS Global Growth Fund

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in RS Funds. More information about these and other discounts is available from your financial professional and in the “Types of Shares Available — Class A Shares” section on page 13 of the Fund’s prospectus and the “Waivers of Certain Sales Loads” section on page 26 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Share Class	Class A		Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None	[1]	1.00%	[2]	None	None

Annual Fund Operating Expenses (expenses are deducted from Fund assets as a percentage of average daily net assets)
Share Class	Class A		Class C		Class K	Class Y
Management Fees	0.80%		0.80%		0.80%	0.80%
Distribution (12b-1) Fees	0.25%		1.00%		0.65%	N/A
Other Expenses[3]	0.59%		0.61%		0.61%	0.59%
Total Annual Fund Operating Expenses[4]	1.64%		2.41%		2.06%	1.39%
Fee Waiver/Expense Reimbursement[4]	-0.24%		-0.24%		-0.24%	-0.24%
Net Expenses[4]	1.40%		2.17%		1.82%	1.15%
1	Contingent deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase.
2	Contingent deferred sales load applies for shares sold within one year of purchase.
3	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.
4	RS Investments has contractually agreed through April 30, 2012, to reduce its management fee with respect to Class A shares of the Fund to the extent that Class A’s Total Annual Fund Operating Expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes and extraordinary expenses) exceed 1.40%, and to reduce the management fee paid by each of the other classes of the Fund so that each of those classes bears the same level of management fees as Class A shares during the period. The management fee waiver for Class C, Class K, and Class Y shares may be greater or less than the amount shown in the table based on the actual expenses incurred by Class A shares during the period. This management fee waiver will continue through April 30, 2012, and cannot be terminated by RS Investments prior to that date.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. This Example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class K	Class Y	Class A	Class C	Class K	Class Y
1 Year	$611	$320	$185	$117	$611	$220	$185	$117
3 Years	$945	$729	$623	$416	$945	$729	$623	$416

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover information for the Fund is not presented because the Fund had not commenced investment operations as of the date of this prospectus.

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RS GLOBAL GROWTH FUND

Investments, Risks, and Performance

Principal Investment Strategies

The Fund normally invests at least 80% of the value of its net assets in common stocks, preferred stocks, and other securities convertible into common or preferred stock of publicly traded companies wherever they may be in the world. The Fund may invest in companies of any size anywhere in the world. The Fund expects that substantially all of the securities held by the Fund will be listed on at least one securities exchange.

Under normal circumstances, the Fund will invest in companies located in at least three different countries including the United States. The Fund will normally invest 40% or more of its total assets in securities of non-U.S. companies. The Fund may invest any portion of its assets in companies located in emerging markets.

The Fund’s investment team uses rigorous fundamental research and a bottom-up approach to portfolio construction, with the objective of making long-term investments in companies it believes can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth. The investment team looks for companies that it believes have strong competitive positions within attractive industries, high-quality earnings, and a positive approach toward shareholders.

The Fund will not typically seek to hedge its foreign currency exposure (arising from investments denominated in foreign currencies) relative to the U.S. dollar, although the Fund may engage in foreign currency exchange contracts to take advantage of changes in currency exchange rates anticipated by the Fund’s investment team.

The Fund may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other depositary receipts.

Principal Risks

You may lose money by investing in the Fund. The Fund may not achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Currency Risk

Investments in foreign securities are often denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

Emerging Market Risk

Risks of investing in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Investment Style Risk

A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by Baillie Gifford Overseas Limited, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

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RS GLOBAL GROWTH FUND

Overweighting Risk

Overweighting investments in an industry or group of industries relative to the Fund’s benchmark increases the risk that the Fund will underperform its benchmark because a general decline in the prices of stocks in that industry or group of industries will affect the Fund to a greater extent than its benchmark.

Underweighting Risk

If the Fund underweights its investment in an industry or group of industries relative to the Fund’s benchmark, the Fund will participate in any general increase in the value of companies in that industry or group of industries to a lesser extent than the Fund’s benchmark.

Fund Performance

The bar chart and performance table are not included because the Fund had not completed one full calendar year of investment operations as of the date of this prospectus. Certain supplemental performance information is included in Appendix A to this prospectus. The performance information presented in Appendix A is not that of the Fund.

Management of the Fund

Investment Adviser

RS Investment Management Co. LLC

Investment Sub-Adviser

Guardian Baillie Gifford Limited

Investment Sub-Sub-Adviser

Baillie Gifford Overseas Limited

Investment Team

Spencer Adair, John Carnegie, Malcolm MacColl, and Charles Plowden have each been a member of the Fund’s investment team since its inception.

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class C	Class K	Class Y
Minimum Initial Investment	$2,500	$2,500	$1,000	None
Minimum Subsequent Investments	$100	$100	None	$100

A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, RS Global Growth Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800-766-3863), or online (www.RSinvestments.com).

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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RS GREATER CHINA FUND

RS Greater China Fund

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in RS Funds. More information about these and other discounts is available from your financial professional and in the “Types of Shares Available — Class A Shares” section on page 13 of the Fund’s prospectus and the “Waivers of Certain Sales Loads” section on page 26 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Share Class	Class A		Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None	[1]	1.00%	[2]	None	None

Annual Fund Operating Expenses (expenses are deducted from Fund assets as a percentage of average daily net assets)
Share Class	Class A		Class C		Class K	Class Y
Management Fees	1.10%		1.10%		1.10%	1.10%
Distribution (12b-1) Fees	0.25%		1.00%		0.65%	N/A
Other Expenses[3]	0.61%		0.63%		0.63%	0.61%
Total Annual Fund Operating Expenses[4]	1.96%		2.73%		2.38%	1.71%
Fee Waiver/Expense Reimbursement[4]	-0.21%		-0.21%		-0.21%	-0.21%
Net Expenses[4]	1.75%		2.52%		2.17%	1.50%
1	Contingent deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase.
2	Contingent deferred sales load applies for shares sold within one year of purchase.
3	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.
4	RS Investments has contractually agreed through April 30, 2012, to reduce its management fee with respect to Class A shares of the Fund to the extent that Class A’s Total Annual Fund Operating Expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes and extraordinary expenses) exceed 1.75%, and to reduce the management fee paid by each of the other classes of the Fund so that each of those classes bears the same level of management fees as Class A shares during the period. The management fee waiver for Class C, Class K, and Class Y shares may be greater or less than the amount shown in the table based on the actual expenses incurred by Class A shares during the period. This management fee waiver will continue through April 30, 2012, and cannot be terminated by RS Investments prior to that date.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. This Example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class K	Class Y	Class A	Class C	Class K	Class Y
1 Year	$644	$355	$220	$153	$644	$255	$220	$153
3 Years	$1,042	$827	$722	$518	$1,042	$827	$722	$518

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover information for the Fund is not presented because the Fund had not commenced investment operations as of the date of this prospectus.

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RS GREATER CHINA FUND

Investments, Risks, and Performance

Principal Investment Strategies

The Fund normally invests at least 80% of the value of its net assets in common stocks, preferred stocks, and other securities convertible into common or preferred stock of Greater China companies. The Fund currently defines a “Greater China company” as (i) a company that has securities that are traded primarily on any stock exchange in China, Hong Kong, or Taiwan; (ii) a company that the Fund’s investment team considers to derive 50% or more of its revenues or profits from goods produced, services performed, or sales made in China, Hong Kong, or Taiwan; (iii) a company that is organized under the laws of, or has its principal office in, China, Hong Kong, or Taiwan; or (iv) a company that the Fund’s investment team determines has a majority of its physical assets located in China, Hong Kong, or Taiwan. Because the Fund focuses its investments in Greater China companies, the values of its shares will be more greatly affected by economic, financial, political, and other factors affecting China, Hong Kong, and Taiwan than mutual funds that invest more broadly. The Fund may invest in companies of any size.

The Fund’s investment team uses rigorous fundamental research and a bottom-up approach to portfolio construction, with the objective of making long-term investments in companies it believes can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth. The investment team looks for companies that it believes have strong competitive positions within attractive industries and high-quality earnings, and may favor investments in the securities of companies the investment team believes have a positive approach toward shareholders.

The Fund will not typically seek to hedge its foreign currency exposure (arising from investments denominated in foreign currencies) relative to the U.S. dollar, although the Fund may engage in foreign currency exchange contracts to take advantage of changes in currency exchange rates anticipated by the Fund’s investment team.

The Fund may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other depositary receipts.

Principal Risks

You may lose money by investing in the Fund. The Fund may not achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Greater China Risk

Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, currency fluctuations or blockage, nationalization of assets, limits on repatriation, and the effects of governmental control of markets. The Chinese economy and financial markets have experienced high levels of growth in recent years; any actual or perceived reduction or curtailment in those levels of growth in the future would likely have a substantial adverse impact on the values of Greater China companies. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. A small number of companies and industries represent a relatively large portion of the Greater China market as a whole. Monsoons and other natural disasters may cause substantial adverse economic effects.

Currency Risk

Investments in foreign securities are often denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

Emerging Market Risk

Risks of investing in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems.

Focused Investment Risk

Focusing investments in a particular market or economic sector (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in the market or sector may decline in value due to developments adversely affecting the market or sector. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect the particular market or sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they were to cause the Fund’s cash position or cash requirements to exceed normal levels.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

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RS GREATER CHINA FUND

Investment Style Risk

A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by Baillie Gifford Overseas Limited, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Overweighting Risk

Overweighting investments in an industry or group of industries relative to the Fund’s benchmark increases the risk that the Fund will underperform its benchmark because a general decline in the prices of stocks in that industry or group of industries will affect the Fund to a greater extent than its benchmark.

Underweighting Risk

If the Fund underweights its investment in an industry or group of industries relative to the Fund’s benchmark, the Fund will participate in any general increase in the value of companies in that industry or group of industries to a lesser extent than the Fund’s benchmark.

Fund Performance

The bar chart and performance table are not included because the Fund had not completed one full calendar year of investment operations as of the date of this prospectus. Certain supplemental performance information is included in Appendix B to this prospectus. The performance information presented in Appendix B is not that of the Fund.

Management of the Fund

Investment Adviser

RS Investment Management Co. LLC

Investment Sub-Adviser

Guardian Baillie Gifford Limited

Investment Sub-Sub-Adviser

Baillie Gifford Overseas Limited

Investment Team

Tim Campbell, Amy Dymock, Mike Gush, and Richard Sneller have each been a member of the Fund’s investment team since its inception.

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class C	Class K	Class Y
Minimum Initial Investment	$2,500	$2,500	$1,000	None
Minimum Subsequent Investments	$100	$100	None	$100

A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, RS Greater China Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800-766-3863), or online (www.RSinvestments.com).

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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YOUR INVESTMENT

Additional Information About Principal Risks

The value of your investment in a Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that a Fund’s investment adviser believes are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the foregoing Fund Summaries and are described in this section. In addition, each Fund may be subject to additional risks other than those described below and in the following pages because the types of investments made by the Fund can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Funds, their investments, and the related risks.

There is no guarantee that a Fund will achieve its objective, and you may lose money by investing in a Fund. In the sections that follow, more detail is provided about the Funds’ principal risks and about circumstances that could adversely affect the value of a Fund’s shares or its total return.

The analysis of an investment by a Fund’s adviser can be incorrect and its selection of investments can lead to a Fund’s underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of investments for any particular economic cycle.

Also, the timing of movements from one type of investment to another could have a negative effect on the overall investment performance of a Fund. The performance of an investment in certain types of securities may be more dependent on an adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Investment Trust (the “Trust”) may change the investment objective and the policies of any Fund without a vote of the shareholders unless otherwise specifically stated.

Cash Position Risk

A Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. A Fund’s adviser will determine the amount of a Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of that Fund’s net assets. To the extent that a Fund holds assets in cash and is otherwise uninvested, the ability of a Fund to meet its objective may be limited.

Currency Risk

Since foreign securities often are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, a Fund may, but will not necessarily, engage in forward foreign-currency exchange transactions (such as foreign currency forwards or futures contracts, and foreign currency options). The use of foreign-currency exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and potentially the Fund’s income available for distribution. The values of foreign currencies relative to the U.S. dollar fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of a Fund’s assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Focused Investment Risk

RS Greater China Fund may focus its investments in companies in a particular market or sector as described in the Fund Summary. When a Fund focuses its investments in a particular market or sector, financial, economic, business, and other developments affecting issuers in that market or sector will have a greater effect on the Fund than if it had not concentrated its assets in that market or sector. In addition, investors may buy or sell substantial amounts of a Fund’s shares in response to factors affecting or expected to affect a market or sector in which the Fund concentrates its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely, to the extent that they were to cause the Fund’s cash position or cash requirements to exceed normal levels.

Emerging Market Risk

Emerging market countries may have higher relative rates of inflation than developed countries and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. Investments in emerging market countries could be subject to expropriation of assets, which could wipe out the entire value of a Fund’s investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk than developed countries of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by a Fund. The securities markets in emerging countries may be less developed than in other countries, causing liquidity and settlement problems, such as delays and possible failures in settlement, and making it harder for a Fund to buy and sell securities. Emerging market debt securities are often rated below investment grade, reflecting increased risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted.

In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement

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YOUR INVESTMENT

problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities Risk

The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Both Funds may invest in equity securities paying dividends at high rates. These securities may be more sensitive to changes in interest rates than are other equity securities. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund’s portfolio managers view as unfavorable for equity securities.

A Fund may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If the Fund’s portfolio managers believe that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that a Fund will invest in the IPO, even if the security is one in which the Fund might not typically otherwise invest. It is possible, however, that a Fund will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Funds at all times, and a Fund may not always invest in IPOs offered to it. For example, a Fund may not invest in an IPO if such an offering does not meet the specific investment criteria of the Fund. (In a case such as that described above, where the Fund’s portfolio managers believe that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that a Fund would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on a Fund’s investment performance. A Fund’s investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more-limited, or no, investments in IPOs.

Greater China Risk

Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, currency fluctuations or blockage, and nationalization of assets. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. The Chinese economy and financial markets have experienced high levels of growth in recent years; any actual or perceived reduction or curtailment in those levels of growth in the future would likely have a substantial adverse impact on the values of Greater China companies. Although the Chinese government has recently begun to institute legal and economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed. Investment in Taiwan could be adversely affected by its relationship with China. A small number of companies and industries represent a relatively large portion of the Greater China market as a whole. Monsoons and other natural disasters may cause substantial adverse economic effects, at least temporarily. Additional risks of investing in Chinese companies include: (i) the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility, (ii) the lack of a market to engage in hedging transactions to minimize renminbi foreign exchange risk, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) limitations on the use of brokers, (v) certain Chinese government requirements which may restrict the Fund’s investment opportunities, and (vi) investment and repatriation restrictions.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles. A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such securities at advantageous prices may be greatly limited, and a Fund may have to continue to hold such securities during periods when the adviser would otherwise have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value (“NAV”).

Overweighting Risk

Overweighting investments in an industry or group of industries relative to a Fund’s benchmark increases the risk that a Fund will underperform its benchmark because a general decline in the prices of stocks in that industry or group of industries will affect the Fund to a greater extent than its benchmark. Price

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declines may result from factors that adversely affect a particular industry or group of industries, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Small Companies Risk

Small companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, a Fund’s adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small and mid-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Underweighting Risk

If a Fund underweights its investment in an industry or group of industries relative to a Fund’s benchmark, the Fund will participate in any general increase in the value of companies in that industry or group of industries to a lesser extent than the Fund’s  benchmark.

Additional Information About the Funds’ Investment Strategies and Risks

In addition to the principal investment strategies described in the Fund Summaries, the Funds may at times use the strategies and techniques described in this section, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that a Fund’s investment adviser might use in managing a Fund. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Funds’ Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)

The Funds may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, GDRs, or other similar securities. An ADR is a U.S. dollar- denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. A GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Funds may borrow money for temporary emergency purposes or to facilitate redemptions, and may borrow as part of their investment strategy. When a Fund borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Convertible Securities

The Funds may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Defensive Strategies

At times, the adviser to a Fund may judge that market conditions make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the adviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets in cash and cash equivalents and in other investments that such adviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Exchange-traded Index Fund Securities

The Funds may invest in exchange-traded index fund securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the NYSE Amex Equities or New York Stock Exchange (“NYSE”) and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and a Fund that invests in such securities must bear those expenses in addition to its own Fund expenses. The Funds may invest in exchange-traded index fund securities for cash management purposes and to maintain exposure to the equity market.

Financial Futures Contracts

The Funds may enter into financial futures contracts, in which a Fund agrees to buy or sell certain financial instruments or index units on a specified future date at a specified price or level of interest rate. A Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If a Fund’s adviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the adviser to predict how the U.S. dollar will fare

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against the foreign currency, and on the ability of a Fund’s counterparty to perform its obligation. The Funds may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described above under Liquidity Risk. The Statement of Additional Information sets out the upper limit for each Fund’s investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets (5% of assets for money market funds).

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Fund as liquid. If a Fund’s adviser determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Funds typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Funds may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Funds may, but are not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase their returns. However, if the adviser misjudges the direction of the market for a security, a Fund could lose money by using options — more money than it would have lost by investing directly in the security.

Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in a Fund’s Total Annual Fund Operating Expenses set forth under “Fees and Expenses” but do have the effect of reducing a Fund’s investment return. Such sales may result in the realization of taxable capital gains, including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

Risk of Substantial Redemptions

If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the adviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the adviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Technology Investment Risk

Investments in technology companies, including companies in the Internet and biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company’s profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

When-issued or Delayed-delivery Transactions

A Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

Other

New financial products and risk management techniques continue to be developed. Each Fund may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) If at any time the investment adviser were to determine that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the investment adviser would consider appropriate steps to reduce the percentage as soon as reasonably practicable.

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RS Greater China Fund’s policy to invest at least 80% of its net assets in common stocks, preferred stocks, and other securities convertible into common or preferred stock of Greater China companies may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Fund’s investment policy to 80% of the Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by the Fund for investment purposes.

Additional Information on Expenses

The information shown for each Fund in the Annual Fund Operating Expenses tables in the sections entitled “Summary Information” are based on estimated amounts for each Fund’s initial fiscal year and a contractual expense reimbursement in effect through April 30, 2012. If a Fund experiences a decline in average net assets due to market volatility or other factors, the Fund’s expense ratios for the current fiscal year may be higher than the expense information presented in the tables, but not to exceed the applicable expense reimbursement shown.

Management of the Funds

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $19.8 billion in assets as of December 31, 2010. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

A Fund’s adviser places all orders for purchases and sales of the Fund’s investments. In selecting broker-dealers, the adviser may consider research and brokerage services furnished to it and its affiliates.

It is possible that a Fund’s adviser or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more- favorable terms, or at more-favorable prices than a Fund.

Guardian Baillie Gifford Limited (“GBG”) and Baillie Gifford Overseas Limited (“BG Overseas”) serve as the investment sub-adviser and the sub-sub-adviser, respectively, for both Funds. GBG is an investment management company based in Edinburgh, Scotland. BG Overseas is responsible for the day-to-day investment management of the two Funds, which includes buying and selling securities, choosing broker-dealers (including broker-dealers that may be affiliated with GBG or BG Overseas), and negotiating commissions. The Guardian Insurance & Annuity Company, Inc., a Delaware corporation, owns 51% of GBG, and the remaining 49% is owned by BG Overseas. GBG has been providing investment advisory services since 1991. BG Overseas is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. manages money primarily for institutional clients. It is one of the largest independently owned investment management firms in the United Kingdom. GBG is authorized and regulated by the Financial Services Authority, an independent regulator of investment advisory firms. GBG, BG Overseas, and Baillie Gifford & Co. are located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

Subject to such policies as the Trustees may determine, BG Overseas furnishes a continuing investment program for the Funds and makes investment decisions on their behalf, subject to the general oversight of RS Investments and GBG. BG Overseas is responsible for the day-to-day investment management of the Funds, which includes placing all orders for purchases and sales of the Funds’ investments, choosing broker-dealers, and negotiating commissions. In selecting broker-dealers, BG Overseas may consider research and brokerage services furnished to it and its affiliates. The Trust pays all expenses not assumed by RS Investments, GBG, or BG Overseas, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

The Funds’ contractual advisory fee rates are 0.80% and 1.10% for RS Global Growth Fund and RS Greater China Fund, respectively.

A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement for the Funds will be available in the Fund’s first report to shareholders.

Investment Team Biographical Information

Spencer Adair, CFA

Spencer Adair has been a member of the RS Global Growth Fund investment team since the Fund’s inception. He joined Baillie Gifford in 2000 and has been an investment manager and member of the Global Growth strategy portfolio construction group since 2005. Spencer holds a B.S. in medicine from the University of St. Andrews and is a CFA Charterholder.

Tim Campbell

Tim Campbell has been a member of the RS Emerging Markets Fund investment team since 2009 and the RS Greater China Fund investment team since the Fund’s inception. He joined Baillie Gifford in 1999 and has been a member of the Emerging Markets Investment Policy Committee since 2003 and involved with the Greater China strategy since 2006. Tim holds a B.A. in history from Trinity College, Dublin.

John Carnegie

John Carnegie has been a member of the RS Global Growth Fund investment team since the Fund’s inception. He joined Baillie Gifford in 2006 and has been a member of the Global Growth strategy’s portfolio construction group since 2006. John holds a B.A. in sociology from Durham University and a MLitt in management, economics, and politics from St. Andrews University.

Amy Dymock

Amy Dymock has been a member of the RS Greater China Fund investment team since the Fund’s inception. She joined Baillie Gifford in 2004 and has been involved in the Greater China strategy since 2006. Amy holds a B.A. in land economy from Cambridge University.

Michael Gush

Michael Gush has been a member of the RS Greater China Fund investment team since the Fund’s inception. He joined Baillie Gifford in 2003 and has been an investment manager and member of the Greater China strategy portfolio construction group since 2008. Mike holds a MEng from Durham University.

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Charles Plowden

Charles Plowden has been a member of the RS Global Growth Fund investment team since the Fund’s inception. He joined Baillie Gifford in 1983 and has been an investment manager and member of the Global Growth strategy portfolio construction group since 2005. Charles holds a BA in Modern History from Oxford University.

Malcolm MacColl

Malcolm MacColl has been a member of the RS Global Growth Fund investment team since the Fund’s inception. He joined Baillie Gifford in 1999 and has been an investment manager and member of the Global Growth strategy portfolio construction group since 2005. Malcolm holds an M.A. in economics and history and MLitt in Economics, Politics and Management from the University of St. Andrews.

Richard Sneller

Richard Sneller has been a member of the RS Emerging Markets Fund investment team since 1994 and RS Greater China Fund investment team since the Fund’s inception. He joined Baillie Gifford in 1994 and has been an investment manager and member of the Emerging Markets and Greater China strategy portfolio construction groups since 1994 and 2006, respectively. Richard holds a B.S. (Econ) in statistics from the London School of Economics and an M.S. in investment analysis from Stirling University.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Funds. For information about how to receive a copy of the Statement of Additional Information, please see the back cover of this Prospectus.

Types of Shares Available

Class A, Class C, Class K, and Class Y shares are offered in this Prospectus. For each class, expenses and sales loads vary.

Expenses

There are two types of expenses related to mutual funds: expenses you pay directly (called a sales load) and expenses that are deducted from fund assets.

Expenses You Pay Directly

There is a one-time charge that you may pay upon either purchase or sale of Class A or Class C shares of a Fund. At purchase it is called an “initial sales load;” at sale, a “deferred sales load.” These charges provide compensation to Guardian Investor Services LLC (“GIS”), the Funds’ principal underwriter, in connection with the sale of a Fund’s shares to you. They do not cover any fee your broker or agent may charge you for helping you buy shares in the Funds. No sales loads are imposed on Class K or Y shares, although your financial intermediary may charge you a fee for helping you buy shares of the Funds.

Expenses You Pay Through the Funds

The costs of managing and administering a Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, distribution (12b-1 fees) and shareholder servicing, custody, auditing, administrative and transfer agency expenses, and fees and expenses of Trustees.

Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, the Class A, Class C, and Class K shares of the Fund make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Class Y shares do not pay 12b-1 fees. The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25% on Class A shares, 1.00% on Class C shares, and 0.65% on Class K shares. Because Rule 12b-1 fees are paid out of the Fund’s Class A, Class C, and Class K assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. For example, the higher Rule 12b-1 fees for Class C and Class K shares may cost you more over time than paying the initial sales load for Class A shares. All shareholders of Class A, Class C, and Class K shares share in the expense of Rule 12b-1 fees paid by the Fund; however, because these shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

In addition to payments under the Plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services, including services described below under “Payments to Financial Intermediaries.” The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of Fund shares and the servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares and/or the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the Plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the Plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement.

During some periods, fees paid under the Plan may be insufficient to pay GIS and RS Investments fully for their promotional expenses. In such cases, GIS and RS Investments will be paid to the extent of any excess of amounts received under the Plan in future periods. Such payments will be allocated between GIS and RS Investments by mutual agreement.

Because the Funds pay distribution and other fees for the sale of its shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Fund are unavailable for purchase.

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Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by GIS to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid by GIS to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is a percentage of the value of the financial intermediary’s clients’ investments in the Funds. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

GIS and its affiliates (including RS Investments), at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by GIS and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Choosing a Share Class

You can choose from up to four share classes offered in this Prospectus when you purchase a Fund: Class A, Class C, Class K, or Class Y, although Class K shares are available only to certain institutional investors or qualified retirement plans such as 401(k) plans and Class Y shares are available only to certain investors as described below.

The different share classes have different expense structures and eligibility requirements. You should choose the cost structure that best meets your needs for which you are eligible. Some factors to consider are the amount you plan to invest, the time period before you expect to sell your shares, and whether you might invest more money in the Funds in the future.

When you buy Class A shares, the initial sales load is deducted from the amount you invest, unless you qualify for an initial sales load waiver (which could make you subject to a contingent deferred sales load in some cases). This means that less money will be invested in the Fund immediately. Class C shares do not have initial sales loads, but you may pay a contingent deferred sales load if you sell your shares, and you will have higher ongoing operating expenses than you would with Class A shares.

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The chart below summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of each Fund’s expenses in each Fund Summary in this Prospectus. You should also consider the effects of any available sales loads waivers.

The minimum purchase amount may be waived by GIS (as distributor), RS Investments, or the Trust for specific investors or types of investors, including, without limitation, retirement plans, employees of RS Investments and its affiliates and their family members, and current and former Trustees of the Trust and their family members. The Trust or RS Investments may change or waive the minimum purchase amounts at any time, or from time to time, at its discretion.

RS Investments reserves the right to redeem shares in any account with a value of less than $2,000 due to shareholder redemptions. You will be allowed 60 days to make an additional investment to meet the minimum balance before the account is liquidated. The account balance minimum does not apply to IRAs or other retirement accounts, Coverdell Education Savings Accounts, Uniform Gifts/Transfers to Minors Act accounts, or Systematic Savings accounts.

Summary of Share Classes
	Minimum Initial/ Subsequent Purchase Amount		Maximum Purchase Amount	Maximum Initial Sales Charge (Load)		Maximum Contingent Deferred Sales Load[3]	Annual 12b-1 Fee
Class A Shares	$2,500/$100	[1]	None	4.75%	[2]	None[4]	0.25%
Class C Shares	$2,500/$100	[1]	$1,000,000	None		1.00%, if shares are redeemed within 1 year of purchase	1.00%
Class K Shares	$1,000/None		None	None		None	0.65%
Class Y Shares	None/$100		None	None		None	None
1	A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.
2	As discussed below, initial sales loads with respect to sales of Class A shares may be waived in certain circumstances.
3	The contingent deferred sales load is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains, and amounts attributable to capital appreciation of your shares, are not subject to the contingent deferred sales load.
4	A contingent deferred sales load of 1.00% applies if Class A share purchases of $1 million or more are sold within 18 months of purchase, subject to waivers described in the Statement of Additional Information. Certain distributions will not be subject to the contingent deferred sales load, such as the return of excess contributions, loans, and required minimum distributions under the Internal Revenue Code. Please see the Statement of Additional Information for details.

Class A Shares

When you buy Class A shares, you pay an initial sales load at the time of your investment, which is included in the offering price. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. In addition, Class A shares are subject to a 12b-1 fee. The 12b-1 fee associated with Class A shares is lower than the 12b-1 fees associated with Class C and Class K shares. You may qualify for a reduction of the initial sales load based on the amount you invest, or you may be eligible to have the initial sales load waived under certain circumstances. Please see the tables below and on the following pages for details. For information about sales loads and sales load reductions and waivers, please visit RS Investments’ Web site at www.RSinvestments.com (click on “Open an Account” under the “Shareholder Resources” section of the “Account Access” page) or consult with your financial advisor.

For both Funds:
Amount of Purchase Payment	Sales Load as a % of Offering Price	Sales Load as a % of Net Amount Invested	Commission as a % of Offering Price	Concession to Dealers as a % of Offering Price[2]
Less than $50,000	4.75%	4.99%	4.25%	4.25%
$50,000 to $99,999	4.50%	4.71%	4.00%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%	2.00%
$500,000 to $749,999	2.00%	2.04%	1.60%	1.60%
$750,000 to $999,999	1.50%	1.52%	1.20%	1.20%
$1,000,000 or more[1]	None	None	None	Up to 1.00%	[3]
1	If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a contingent deferred sales load of 1.00% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.
2	GIS or its affiliates may pay special compensation from time to time.
3	Based on the amount of the purchase payment.

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Class A share purchases are available without initial or contingent deferred sales loads to:

•	RS Investments, GIS, The Guardian Life Insurance Company of America (“Guardian Life”), their subsidiaries, or any of their separate accounts;

•	present and retired directors, managers, officers, employees, general agents, and field representatives of RS Investments, GIS, Guardian Life, or their subsidiaries;

•	present and retired directors, trustees, or officers of any open-end investment management company within the RS fund complex;

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan, or trust established for the benefit of RS Investments, GIS, or Guardian Life employees and officers named previously;

•	present and retired directors, trustees, officers, partners, and employees of broker-dealer firms that have written sales agreements with RS Investments or GIS;

•	spouses, parents, siblings, children, and grandchildren of the individuals named above;

•	qualified retirement plans that invest $3 million in plan assets;

•	direct rollovers into an RS Investment Trust IRA from a qualified retirement plan that is invested in RS Investment Trust;

•	any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity;

•	certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers who offer fee-based “wrap account” programs and employee benefit plans;

•

accounts that held shares of any of RS Select Growth Fund, RS Small Cap Growth Fund, RS Growth Fund, RS Technology Fund, RS Mid Cap Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, or RS Value Fund as of October 6, 2006, and have continuously held shares of one or more RS Fund(s) since October 6, 2006. Accounts held through certain financial intermediaries may not be eligible; and

•

accounts that held shares of Oak Value Fund, the predecessor fund of RS Capital Appreciation Fund, as of September 3, 2010, and have continuously held shares of one or more of the RS Funds since September 7, 2010. Accounts held through certain financial intermediaries may not be eligible.

In addition, employee benefit plans that cover at least 200 eligible participants may purchase Class A shares without any initial sales load. However, a contingent deferred sales load will apply for these purchases over $1 million that are redeemed within 18 months, except as described in the Statement of Additional Information.

If you are responsible (as a trustee or otherwise) for the investment management of an institutional investor (e.g., a company, foundation, trust, endowment or other entity) or are employed in the division of a company that has that responsibility, and the institutional investor has in excess of $10 million managed by

RS Investments or its affiliates on a private-advisory-account basis and/or invested in one or more pooled vehicles managed by RS Investments or its affiliates, you may be eligible to purchase Class A shares without any initial sales load. Please call (888) 772-6648 for more information.

You may also qualify for a reduced initial sales load through the Rights of Accumulation program and through investment by letter of intent.

Rights of Accumulation

You may add the current value of all of your existing RS Funds’ investments, including investments you hold through other accounts, to determine the front-end sales load to be applied to your current Class A purchase. You can also include shares held by your spouse and minor children. However, you may not include shares that are not subject to a sales load. Specifically, initial sales loads are paid on Class A shares of each Fund, and Class B shares (offered by other RS Funds) and Class C shares are subject to a contingent deferred sales load, so these shares may be included unless the sales loads have been waived. RS Money Market Fund purchases, and shares purchased through the reinvestment of dividends or distributions may not be included. Simply notify us, Boston Financial Data Services, the Fund’s transfer agent (“BFDS”), or the registered representative through whom you purchase your shares that your purchase will qualify for a reduction in the initial sales load and provide the names and account numbers of the family members whose holdings are to be included.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. If your shares are held through a financial intermediary and you wish to qualify for this sales load reduction, please contact your financial intermediary.

Investment by Letter of Intent

An investor who intends to invest over a 13-month period the minimum amount required to reduce the initial sales load on each intended purchase of Class A shares of a Fund may do so by completing the letter of intent information on the application or the Shareholder Privilege form. The initial sales load for each purchase will be at the reduced rate that would apply if the full investment were made at one time. You can include purchases by your spouse and minor children. However, you cannot include shares that are not subject to a sales load, such as RS Money Market Fund shares or shares purchased through the reinvestment of dividends and distributions. A letter of intent is not available for SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or ExpertPlan, Inc.

Completion of a letter of intent does not bind a shareholder to buy the entire intended investment amount. However, BFDS will escrow shares valued at 5% of the intended investment amount to ensure payment of additional initial sales loads if the intended purchases are not made and the shareholder fails to pay the additional initial sales loads within 20 days after BFDS requests payment.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. If your shares are held through a financial intermediary and you wish to qualify for this sales load reduction, please contact your financial intermediary.

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Class C Shares

The sales load on Class C shares is deferred and will be charged if you redeem shares within one year of purchase. The contingent deferred sales load is 1.00% of the purchase or sale price of the shares, whichever is less.

Class C shares are subject to a 12b-1 fee (1.00%), which is greater than the 12b-1 fee associated with Class A shares (0.25%). Class C shares do not convert to another class of shares after a period of time. This means that even if the contingent deferred sales load is not applicable, you could pay more in 12b-1 fees over time than the initial or contingent deferred sales loads you would have paid if you had purchased Class A shares.

Class K Shares

Class K shares are offered only through employee benefits plans (except a SIMPLE IRA, SEP, or SARSEP plan). An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class K shares of a Fund are purchased by a fiduciary or administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans, or similar plans. The Fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

The procedures for buying, selling, exchanging, and transferring other classes of shares and the special account features available to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class K shares.

Like Class C shares, Class K shares are subject to a 12b-1 fee (0.65%), which is greater than the 12b-1 fee associated with Class A shares (0.25%), and do not convert to another class of shares after a period of time. This means that you could pay more in 12b-1 fees over time than the initial or contingent deferred sales loads you would have paid if you had purchased Class A shares.

Class Y Shares

Class Y shares are available for purchase by: (1) institutional investors, such as retirement plans, companies, foundations, trusts, endowments, and other entities where the total amount of potential investable assets exceeds $25 million, that either were introduced to the Fund by a financial intermediary that is authorized to sell Class Y shares (including institutional investors purchasing shares through certain fee-based advisory wrap programs), or were not introduced to the Fund by a financial intermediary; (2) a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by RS Investments or its affiliates on a private-advisory-account basis; (3) officers, directors, and employees of RS Investments and its affiliates and their family members and current and former Trustees of the Trust and their family members; (4) investors purchasing shares in the Fund through a fee-based advisory wrap program that is authorized to sell Class Y shares; or (5) investors who had assets in excess of a specified level under management by Oak Value Capital Management, Inc. on a private-advisory-client basis as of August 5, 2010, and who held shares of Oak Value Fund, the predecessor fund of RS Capital Appreciation Fund, as of September 3, 2010, and have continuously held shares of one or more RS Fund(s) since September 7, 2010.

RS Investments may waive the conditions for purchase of Class Y shares in its sole discretion. All determinations as to eligibility of an investor to purchase Class Y shares of a Fund will be made by RS Investments in its sole discretion. If you own Class A shares of a Fund and satisfy one of the conditions for purchase of Class Y shares set forth above, you may be able to convert the Class A shares held by you into Class Y shares of the Fund. Contact RS Investments’ Institutional Services for information at 800-766-3863, Option 2.

There is a $100 minimum subsequent purchase requirement. You do not pay a sales load of any kind on Class Y shares, and these shares are not subject to 12b-1 fees.

The Trust reserves the right to convert Class Y shares of a Fund held in an investor’s account to Class A shares of the Fund to the extent the investor no longer satisfies the eligibility conditions for Class Y shares. An investor’s Class Y shares will not be converted to Class A shares without prior notice by the Trust.

Information About Contingent Deferred Sales Loads

When you place an order to sell Class C shares (and, in some instances, Class A shares), any contingent deferred sales load will be deducted from the proceeds of the sale or you are deemed to have authorized us to redeem enough additional shares to cover the contingent deferred sales load. The contingent deferred sales load is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains and amounts attributable to capital appreciation of your shares are not subject to a sales load.

When you sell Class C shares, the contingent deferred sales load is calculated as if shares not subject to a sales load are sold first. This means that the sales load will be assessed at the lowest possible rate. You would first redeem the shares acquired through the reinvestment of dividends or capital gains distributions, which are not subject to a sales load. You would next sell the shares you have owned the longest because they are subject to the lowest sales load. For tax purposes, the amount of any contingent deferred sales load will reduce the capital gain you realize upon the sale of your shares, or increase your capital loss, as the case may be.

The contingent deferred sales load will be waived if you are exchanging your Class C shares for shares of the same class of another Fund within the Trust. The load is also waived for a total or partial redemption within a year of the death or disability of the shareholder or to satisfy a mandatory minimum distribution from an IRA account upon turning 701/2 years old. If you are making an automatic withdrawal of proceeds of Class C shares, no contingent deferred sales load will be imposed, so long as you do not withdraw annually more than 12% of the account value as of the time when you set up the account plan.

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YOUR INVESTMENT

How Shares Are Priced

Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally, 4:00 p.m. eastern time) each day the NYSE is open. The Funds will not price their shares on days when the NYSE is closed. The Funds value their portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sales price. If the NASDAQ official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Funds value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If a Fund’s assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, that Fund’s NAV is calculated based upon the value of the securities held directly by the Fund and the NAVs of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of a Fund denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of a Fund’s shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. A Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. The value of the Funds’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed each day and the close of the NYSE. The fair value of one or more of the securities in the portfolio, which is used to determine a Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Fair value pricing may also be used for other securities when their prices become stale due to lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

How to Purchase Shares

The Funds are intended as a long-term investment vehicle and is not intended for short-term trading. Please refer to “Frequent Purchases and Redemptions” on page 22 for more information.

To buy shares of a Fund, you will need:

•	payment for the purchase where applicable,

•	instructions for your investment, and

•	a properly completed Trust application.

Your first purchase must be made through registered representatives of broker-dealer firms that are authorized to sell RS Funds or other institutions that are authorized to sell RS Funds.

A registered representative is an employee of a broker-dealer, who acts as an account executive for clients. Registered representatives provide advice on which securities to buy or sell and often receive a percentage of the commission income generated as a result.

GIS may from time to time, at its own expense, compensate registered representatives, certain dealers whose registered representatives have sold or are expected to sell substantial amounts of the Funds, and other financial institutions for administrative and/or marketing services. Broker-dealers may impose a transaction fee (also called a “processing” or “service” fee) for purchases or sales of Fund shares. This fee is in addition to the sales load and other charges imposed by a Fund, as described in this Prospectus.

You can make follow-up purchases through your broker or agent (who may charge for this) or directly through our transfer agent, Boston Financial Data Services (800-766-3863).

You may make your follow-up investments by mail, online, by wire transfer, or by telephone as described below and on the following page. All purchases must be made in U.S. dollars.

•

By Mail If you wish to make a purchase by mail, please send us your request in writing, along with a check from your bank account, made payable to RS Investment Trust. Checks should be drawn on banks located in the United States.

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(Starter or counter checks will not be accepted.) In general, third-party checks or cash equivalents (i.e., money orders, cashier’s checks, bank drafts, and travelers’ checks) will not be accepted as payment for purchases. If your purchase of shares is canceled due to nonpayment or because a check does not clear, you will be held responsible for any loss incurred by the Funds or BFDS. Each Fund can redeem shares to reimburse itself or BFDS for any such loss. RS Investments and each Fund reserve the right to reject any purchase order and to suspend the offering of a Fund’s shares. A fee may be charged for bounced checks, stop payment orders, and similar items.

•

Online If you have an existing account, you can place an order with us over the Internet at www.RSinvestments.com. Internet purchases have the same minimum purchase amount requirements as other purchase options, but are subject to a maximum of $49,999. For you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your RS Investment Trust application. The funds will automatically be deducted from the bank account you have specified to us. The share price for an Internet order will be the public offering price next determined after funds are received (normally within two business days of the order).

•

By Wire You can make a purchase by wire transfer through any bank that is a member of the Automated Clearing House. A fee may be charged for this service both by us and by the bank. The wire purchase must be sent to the following bank account:

State Street Bank and Trust Company

ABA Routing Number 0110-000-28

Boston, MA 02101

Attention: RS Investments NC 9904-713-6

Name of your Fund:

Account of: [your name]

Your shareholder account number:

The share price for a wire order will be the public offering price next determined after receipt of the funds. All purchases for SIMPLE IRAs and qualified plans administered by State Street Bank and Trust Company and ExpertPlan, Inc. are made through payroll deduction or employer contribution.

•

By Telephone You or your registered representative can place an order with us by phone by calling 800-766-3863 between 9:00 a.m. and 6:00 p.m. eastern time on any business day. Requests received after 4 p.m. eastern time on any business day will be processed on the next business day. For you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your RS Investment Trust application. The funds will automatically be deducted from the bank account you have specified to us. The share price for a telephone order will be the public offering price next determined after funds are received (normally within two business days of the call). Purchases by telephone are subject to a maximum purchase amount of up to 100% of your current account value.

We have authorized several broker-dealers and other institutions to receive purchase requests for Fund shares. In order for your purchase to be based on the Fund’s next determined NAV, the authorized broker-dealer or other institution must receive your request before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) and the broker-dealer or other institution must subsequently communicate the request properly to the Fund.

Other Information About Purchasing Shares

The Trust or RS Investments may at its discretion impose additional limitations on the sale of shares of a Fund at any time and may waive or eliminate any limitation at any time without notice. Contact RS Investments for more information.

All purchases of a Fund’s shares are subject to acceptance by the Fund and are not binding until accepted and shares are issued. Failure to specify a Fund and account information may delay processing of purchases. Purchases of Fund shares are generally made at a price based on the NAV next determined after the purchase is accepted. (See “How Shares Are Priced” on page 18.) However, orders received by certain retirement plans and other financial institutions on a business day prior to the close of regular trading on the NYSE and communicated to BFDS after that business day’s close of regular trading may be effected nevertheless at a price based on the NAV determined for that business day. Please initiate any wire transfer early in the morning to ensure that the wire is received by a Fund before the close of the NYSE, normally 4:00 p.m. eastern time. No share certificates will be issued in connection with the sale of Fund shares.

The Trust reserves the right, at its discretion for any reason or for no reason, to reject any investor or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to a Fund or is excessively frequent), and to suspend the offering of its shares for any period of time. The Trust may decide to restrict purchase and sale activity in Fund shares based on various factors, including, without limitation, whether frequent purchase and sale activity may disrupt portfolio management strategies or adversely affect Fund performance. There can be no assurance that the Trust or RS Investments will identify all frequent purchase and sale activity affecting a Fund. See “Frequent Purchases and Redemptions” on page 22.

The Funds, RS Investments, or GIS, the Funds’ distributor, may at their discretion make payments for shareholder servicing, subaccounting, and other services to any intermediary through whom investors buy or hold shares in the Funds.

A Fund’s shares will likely continue to be offered for sale even if a portfolio manager for the Fund holds a negative outlook at the time for the Fund’s investment style or asset class.

How to Sell Shares

Fund share prices fluctuate from day to day, so when you decide to sell your shares, their value may be higher or lower than when you bought them. The share price you receive will be the NAV next determined after we receive your completed request to sell in good order. If you are selling Class A or

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YOUR INVESTMENT

Class C shares, any contingent deferred sales load will be deducted from the proceeds of the sale or you are deemed to have authorized us to sell additional shares to cover the charge.

You can arrange to sell your shares in writing, over the telephone, over the Internet, or through a broker-dealer. You can also arrange to receive the proceeds of the sale by wire.

Normally, we will send payment on the business day after your shares are redeemed; and in any event, we will make payment within seven days after we receive your request to sell. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment of redemption proceeds, for more than seven days as permitted by federal securities law. In addition, we may delay sending sales proceeds until payment for recent purchases has cleared. This could take up to 15 days from the purchase date.

While redemptions will generally be made in cash, under certain circumstances they may be made entirely or partly in readily marketable securities or other non-cash assets. This could happen if RS Investments determines that orderly liquidation of the Fund’s securities is impractical or if cash payment would adversely affect the remaining shareholders.

During any 90-day period, the Trust will pay in cash all requests to redeem shares by any one shareholder up to the lesser of $250,000 and 1.00% of the value of a Fund’s net assets at the beginning of the period. If redemptions by any shareholder of a Fund exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder typically will incur brokerage and other costs in converting the securities to cash.

You may redeem your shares, or sell your shares back to the Fund, on any business day when the NYSE is open, by any of the following procedures.

•	By Mail If you wish, you can send us a written request to sell your shares.

If you are sending your request to sell shares by regular U.S. mail, use the following address:

Boston Financial Data Services

[name of your RS Fund]

P.O. Box 219717

Kansas City, MO 64121-9717

If you are using registered, certified, or express mail, use the following address:

Boston Financial Data Services

[name of your RS Fund]

330 West 9th Street, First Floor

Kansas City, MO 64105-1514

For SIMPLE IRAs of which State Street Bank and Trust Company is custodian:

Regular U.S. mail:

Guardian Investor Services LLC-SIMPLE IRA Administration

c/o Defined Contribution Services

P.O. Box 8397

Boston, MA 02266

For qualified retirement plans administered by State Street Bank and Trust Company:

Regular U.S. mail:

Guardian Investor Services LLC-401(k) Administration do Defined Contribution Services

P.O. Box 8396

Boston, MA 02266

For SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company,

Certified, registered, or overnight mail:

Guardian Investor Services LLC

c/o BFDS-Defined Contribution Services

30 Dan Road

Canton, MA 02021

For qualified plans administered by ExpertPlan, Inc.:

Regular U.S. mail:

MCB Trust Services

Attn: TPA #000111

P.O. Box 46546

Denver, CO 80201

Certified, registered, or overnight mail:

MCB Trust Services

Attn: TPA #000111

700 17th Street

Suite 300

Denver, CO 80202

Under certain circumstances, your written request must be accompanied by a signature guarantee in the form approved by the Securities Transfer Association. A signature guarantee may be obtained from most banks, credit unions, or other financial institutions and from most broker-dealer firms. A signature guarantee cannot be obtained from a notary public. In addition, you may be required to furnish additional documents for sales of shares of a corporation, a partnership, an agent or fiduciary, or a surviving joint owner. Please contact BFDS for details.

Generally, you will need a signature guarantee if the shareholder is not a natural person, the proceeds are to be made payable to someone other than the account holder, the proceeds are to be mailed to an address other than that specified on your account records, you recently changed your account records to show a different address, or your request is made in writing (for SIMPLE IRAs and qualified retirement plans administered by State Street Bank and Trust Company).

•

By Telephone To redeem shares you may call 800-766-3863 between 9:00 am. and 6:00 p.m. eastern time on any business day. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian may call 866-727-7675. Participants in qualified retirement plans administered through State Street Bank and Trust Company may call 866-727-4015. Participants in qualified retirement plans administered though ExpertPlan, Inc. may call 866-468-4015. Requests received after 4:00 p.m. eastern time on any business day will be processed on the next business day.

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You will automatically be authorized to sell shares by telephone unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. If the sale proceeds will be sent to the name and address in our records, you may sell shares by phone simply by calling us unless the address of record was recently changed. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

You may give up some security if you accept the telephone selling privilege. Over the phone, we require specific information about your account, as well as other identifying information. We will accept a sales request from any caller who can provide this information. You risk possible loss if someone gives us unauthorized or fraudulent instructions for your account. If we follow reasonable security procedures, we are not responsible if such a loss occurs.

We have the right to change or withdraw the telephone selling privilege at any time upon seven days’ notice to shareholders.

•

Online To redeem shares for less than $50,000, you may use our Internet site, www.RSinvestments.com. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian or in qualified retirement plans administered through State Street Bank and Trust Company may use www.guardianinvestor.com. Participants in a qualified plan administered through ExpertPlan, Inc. may use www.expertplan.com/gis401kjsp. Requests received after 4:00 p.m. eastern time on any business day will be processed on the next business day. The price per share you receive will be the next price calculated after we receive your Internet sale order. You will automatically be authorized to sell shares via the Internet, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

•

By Wire We can wire proceeds to your bank account if you fill out the authorization on our application or a Shareholder Privilege form (with signature guarantees). Your bank must be a member of the Automated Clearing House. Any fees for this service will be deducted from the proceeds. Currently, there is a $9 wire service fee.

•

Autosell The Autosell option allows you to redeem shares from your RS Fund accounts and to have the proceeds sent directly to your checking account. If you have established the Autosell option, you may redeem shares by calling BFDS at 800-766-3863 and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automated Clearing House system. RS Investments does not charge a fee for this option. If you did not establish this option at the time you opened your account, you need to send a written request, signed by you and any other owners of the account exactly as your names appear in BFDS’s records, along with a voided check to BFDS at P.O. Box 219717, Kansas City, MO 64121-9717.

We have authorized several broker-dealers and other institutions to receive requests to sell shares. In order for your request to sell shares to be processed at a Fund’s next determined NAV, the authorized broker-dealer or other institution must receive your request before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) and the broker-dealer or other institution must subsequently communicate the request properly to the Fund.

Reinstatement Privilege

If you redeem Fund shares, you are allowed to reinvest as much as the redemption amount at NAV. Shareholders who wish to reinstate Class C shares will receive pro rata credit for any contingent deferred sales load paid in connection with the redemption of those shares. You must contact BFDS to do this. The reinstatement privilege can be used by a shareholder only once, and the reinvestment must be effected within 30 days of the redemption date. Reinstatement may affect the taxable gain or loss you realized when you sold your shares.

This privilege does not apply to SIMPLE IRAs or qualified retirement plans administered through State Street Bank and Trust Company or ExpertPlan, Inc.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. If your shares are held through a financial intermediary and you wish to exercise your reinstatement privilege, please contact your financial intermediary.

Exchanges

Shares of any class of a Fund may be exchanged for shares of the same class of another RS Fund provided that the RS Fund is accepting additional investments and the shareholder is otherwise eligible to invest in such Fund. Exchanges of shares will be made at their relative NAVs. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required and the shareholder is a resident of a state in which shares of the Fund in question are qualified for sale and the shareholder qualifies to purchase shares of that Fund.

Shareholders will not be required to pay any initial or deferred sales loads in connection with exchanges made pursuant to the prior sentence or later sales of Class A shares received pursuant to such exchanges.

If you sell your shares at any point after an exchange, any contingent deferred sales load will be calculated from the date of the initial purchase, not the date of exchange. FOR U.S FEDERAL INCOME TAX PURPOSES, AN EXCHANGE IS THE SAME AS A SALE, SO TAXABLE GAINS OR LOSSES MAY BE REALIZED.

You can request an exchange by mail, by telephone, via the Internet, or through your registered representative, as you would with any purchase or sale (brokers may charge for this). You will automatically have telephone and Internet sale privileges unless you decline the privilege in the appropriate section of our appli-

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cation. The minimum telephone or Internet exchange is $100, and Internet exchanges must be less than $1 million. Telephone and Internet exchanges have the same security rules as telephone and Internet withdrawals. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have these privileges unless their employer elects otherwise. The minimum telephone exchange is waived for SIMPLE IRA participants.

Exchanges are subject to the limitations on frequent and short- term trading described in “Frequent Purchases and Redemptions” below.

Exchange privileges may be terminated, modified, or suspended by a Fund upon 60 days’ prior notice to shareholders.

Frequent Purchases and Redemptions

Excessive trading can hurt a Fund’s performance, operations, and shareholders. Excessive trading may disrupt portfolio management of a Fund and create transaction and other administrative costs that are borne by all shareholders. The Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of Fund shares by their shareholders. The Funds discourage, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of their shares to the extent that the Trust believes that such trading is harmful to the Funds’ shareholders, although the Funds will not necessarily be able to prevent all such frequent trading in their shares. The Trust has implemented a “zero-tolerance” policy with respect to identified market-timing activity in the Funds. The Trust may limit the number of exchanges that an investor may make.

The Trust reserves the right, at its discretion for any reason or for no reason, to reject any investor, or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to a Fund or is excessively frequent). Shareholders who effect two redemptions (including those effected by exchange) of a Fund’s shares within 60 days of a purchase of shares of that Fund, or other persons that the Trust or RS Investments believes may be engaged in activity harmful to a Fund or its shareholders, may be restricted for a period of time as determined by the Trust or RS Investments from investing in the Funds. Persons that the Trust or RS Investments believes may be engaged in activity harmful to a Fund or its shareholders, may, at RS Investments’ or the Trust’s sole discretion, be restricted for any period, or permanently, from investing in the Funds. Any such restriction may be imposed regardless of your intent in effecting any transaction or otherwise engaging in any activity that may have caused your account to be restricted. Purchases and redemptions made through the Funds’ automatic investment plan or systematic withdrawal plan or similar automated plans generally are not subject to short-term or frequent-trading restrictions.

The ability of the Trust and RS Investments to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based-program sponsor maintains the record of a Fund’s underlying beneficial owners. The Trust or

RS Investments may take any steps they consider appropriate with respect to frequent trading in omnibus accounts, which may, but will not necessarily, include closing the omnibus account. Each Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Funds will use reasonable diligence to confirm that such intermediaries are applying the Funds’ short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. There can be no assurance that the Trust or RS Investments will identify all harmful purchase or redemption activity, or market-timing or similar activities, affecting a Fund or that the Trust or RS Investments will be successful in limiting such activities.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be the subject of frequent-trading or market-timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Funds employs fair valuation procedures intended to reduce that risk.

Special Purchase and Sale Plans

Special purchase and sale plans we offer for the Funds are briefly described below. If you would like more information about them, please call us at 800-766-3863. We reserve the right to modify, end, or charge for these plans at any time. These programs do not ensure a profit or prevent any loss in your Fund investment.

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Automatic Investment Plan If you participate in this plan, we will automatically withdraw a specified amount from your bank account for investment in one or more Funds. You must make an initial investment of at least $50 in each of the Funds to which you wish to contribute. Thereafter, the minimum investment is $100 per Fund. You must invest at least $1,000 per Fund in each 12-month period. To participate you must complete the appropriate section of your application or Shareholder Privilege form. Also, your bank must be a member of the Automated Clearing House. You can opt out of the plan at any time by notifying us, but it may take up to 15 days for us to stop withdrawals from your account. If at any time there are insufficient funds in your account to cover the withdrawal, we will terminate the plan.

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Automatic Withdrawal Plan If you own at least $1,000 worth of shares in a Fund, you can arrange to withdraw a specific amount monthly, quarterly, semiannually, or annually. The minimum withdrawal is $100. These minimums do not apply to SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or Expert-Plan, Inc. You may establish the automatic withdrawal privilege over the telephone or the Internet only if the proceeds will be paid directly to the name and address in our records. For payment to a bank account, the bank account must have the same name and address as in our records. Simply submit your request for withdrawals to be deposited in your bank account in writing (no signature guarantee required), along with a voided check or bank deposit ticket. To pay another party or mail the proceeds to an address other than the address in our records, a signature-guaranteed written request or Share-

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YOUR INVESTMENT

holder Privilege form is required. You must apply at least 30 days before the first payment date. To end withdrawals, give us notice at any time. Please note that taxable gains or losses may be realized when shares are automatically withdrawn.

If you are making an automatic withdrawal of proceeds of Class C shares, no contingent deferred sales load will be imposed, so long as you do not withdraw annually more than 12% of the account value as of the time when you set up the account plan.

It may not be advantageous to buy additional shares at the same time that you are making automatic withdrawals because of tax liabilities and sales loads. Any charges made by BFDS to operate an automatic withdrawal plan will be assessed against your accounts when each withdrawal is made.

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Dollar Cost Averaging You can arrange to have amounts of $100 or more automatically exchanged among our Funds on a monthly or quarterly basis. Shares must be of the same class and (1) you must meet the minimum balance requirement of both the originating and receiving Funds or (2) you must have a balance in the originating Fund of at least twice the minimum balance required. This type of periodic investing does not guarantee a profit or protect you against loss in a declining market. Dollar cost averaging transactions are subject to the same rules and considerations as other exchanges, including tax consequences.

USA Patriot Act

To help the government fight the funding of terrorism and money-laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their NAVs at the time of the redemption.

Dividends and Distributions

The Funds intend to distribute substantially all net investment income to shareholders at least once a year.

In addition, the Funds distribute net short-term and long-term capital gains (after reduction by any available capital loss carry- forwards) to shareholders at least annually (or more often, if necessary to avoid certain excise or income taxes at the Fund level).

You may choose either of the following distribution options:

•	reinvest your distributions in additional shares of your Fund; or

•	receive your distributions in cash.

All distributions will be automatically reinvested in Fund shares unless you request cash payment with at least 10 days’ prior notice to BFDS.

Taxes

Qualification as a Regulated Investment Company

Each Fund intends to elect to be treated and to qualify to be treated each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. If a Fund were to fail to qualify as a regulated investment company, corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders would result. A Fund generally will distribute substantially all of its net income and net short-term and long-term capital gains on a current basis. Each Fund intends to make distributions sufficient to avoid imposition of an excise tax, although from time to time a Fund may choose to pay the excise tax where the cost of making the required distribution exceeds the amount of the tax.

Taxes on Dividends and Distributions

(The following summary does not apply to qualified retirement accounts (because tax is deferred until you withdraw your money) or tax-exempt investors.) For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have held Fund shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are reported (generally on IRS Form 1099) by that Fund as capital gains dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income designated by a Fund as derived from “qualified dividend income” (“QDI”) will be taxed in the hands of individuals at the rate applicable to long-term capital gains, provided the holding period and other requirements are met at both the shareholder and the Fund levels. Long-term capital gains rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013.

Dividends paid by a Fund will be designated as QDI to the extent that they are attributable to QDI received by a Fund. Dividends received by a corporate shareholder may be eligible for the dividends-received deduction.

Distributions to you are taxable even if they are paid from income or gains earned by a Fund before you invested in the Fund (and thus were included in the price paid for the Fund shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and the tax status of distributions paid to you by each of the Funds for the preceding year.

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YOUR INVESTMENT

Taxes When You Sell or Exchange Your Shares

Any gains resulting from the sale or exchange of your shares in the Funds (including an exchange for shares of another Fund) will also generally be subject to U.S. federal income tax as capital gains. Shares held by you for more than one year will be taxable as long-term capital gains described above. Shares held for less than one year will be taxable as short-term capital gains.

Foreign Investments

A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes, not only on investment income but also, in some cases, on gains from disposition of such securities. Foreign taxes decrease a Fund’s yield on the subject securities. Each Fund may be eligible and, if so, may choose to pass through to its shareholders a credit or deduction for foreign taxes it has paid if at the end of its fiscal year more than 50% of the value of its total assets consists of stocks or securities of foreign corporations. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Other Investments

A Fund’s investments (if any) in certain debt obligations may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s investments (if any) in derivatives could affect the amount, timing and character of distributions from the Fund, and therefore, may increase the amount of taxes payable by its shareholders.

Consult Your Tax Adviser About Other Possible Tax Consequences

This is a summary of certain federal tax consequences of investing in a Fund. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state, and local taxes.

Disclosure of Portfolio Holdings

The Funds have established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the back cover of this Prospectus). In addition, by clicking on “Portfolio Holdings” and “Statistical Summaries” under the heading “Communications” on RS Investments’ Web site, the following information is or will be generally available to you:

Information	Available on Web Site No Earlier Than
Each Fund’s top 10 securities holdings and other portfolio statistics (which may include statistical summaries of the Fund’s portfolio holdings and commentaries by the Fund’s portfolio manager(s) that disclose the identity of a single or small number of specific securities held by the Fund) as of each quarter’s end	10 days after quarter-end
Each Fund’s holdings as of each quarter’s end	30 days after quarter-end

The Funds or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

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APPENDIX A

APPENDIX A

RS GLOBAL GROWTH FUND IS RECENTLY ORGANIZED AND AS OF THE DATE OF THIS PROSPECTUS HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION PRESENTED BELOW IS NOT THAT OF THE FUND, SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND’S OWN PERFORMANCE, AND SHOULD NOT BE CONSIDERED INDICATIVE OF THE FUND’S FUTURE PERFORMANCE.

Each of Baillie Gifford Overseas Limited, the Fund’s investment sub-sub-adviser, and Baillie Gifford & Co., its corporate affiliate, manage investment accounts (14 accounts in the aggregate) for other clients with investment objectives, strategies, and policies that are substantially similar to those of the Fund (the “Similarly Managed Accounts”). RS Global Growth Fund’s portfolio management team is the same team that is responsible for managing all of the Similarly Management Accounts. (The membership of the team has changed over time, and these changes may have affected the performance of these accounts.) The supplemental performance information of the Similarly Managed Accounts shown below includes the performance of the accounts since the inception date of the first such account (May 31, 2005) through December 31, 2010.

The supplemental performance information is provided to illustrate the past performance of accounts that have investment objectives, strategies, and policies substantially similar to those of the Fund. The supplemental performance information does not represent the performance of the Fund and should not be considered indicative of the future performance of the Similarly Managed Accounts or the Fund. The Similarly Managed Accounts are the only accounts managed by the investment team at either firm that have investment objectives, strategies, and policies that are substantially similar to those of the Fund.

The following supplemental performance information sets forth average annual total return information for the Similarly Managed Accounts. The performance of the Similarly Managed Accounts has been adjusted for the expenses (on a percentage basis) that are expected to be borne by shareholders of each share class of the Fund, net of any waiver and/or reimbursement, as reflected in the Annual Fund Operating Expenses table. The table also shows the average annual total return for a broad-based securities market index.

Certain of the Similarly Managed Accounts are not registered under the Investment Company Act of 1940 (the “1940 Act”) and are not regulated investment companies under the Internal Revenue Code, and, therefore, unlike the Fund, these Similarly Managed Accounts are not subject to certain investment restrictions and regulatory requirements (such as diversification requirements, distribution requirements, and redemption rights) imposed by the 1940 Act and the Internal Revenue Code. If all of the Similarly Managed Accounts had been registered under the 1940 Act or had been regulated investment companies under the Internal Revenue Code, their performance might have been lower. As of December 31, 2010, the Similarly Managed Accounts consisted of approximately $6.0 billion in assets.

All returns of the Similarly Managed Accounts presented below are calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses during the applicable periods. The supplemental performance information has not been audited.

Average Annual Total Returns
	1 Year	5 Years	Since 5/31/2005[1]
Similarly Managed Accounts[2]
Adjusted for Class A expenses	11.05%	2.80%	5.49%
Adjusted for Class C expenses	14.71%	3.01%	5.60%
Adjusted for Class K expenses	16.11%	3.37%	5.97%
Adjusted for Class Y expenses	16.88%	4.06%	6.68%
MSCI ACWI (All Country World Index) Index[3]	13.21%	3.98%	5.78%
1	Inception date of the Similarly Managed Accounts.
2	Returns have been adjusted to reflect the expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, net of any waiver and/or reimbursement, as reflected in the Annual Fund Operating Expenses table. The returns reflect the impact of sales loads. The adjusted performance shown for the Similarly Managed Accounts in the table is not higher than the actual performance of the Similarly Managed Accounts.
3	The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index.

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APPENDIX B

APPENDIX B

RS GREATER CHINA FUND IS RECENTLY ORGANIZED AND AS OF THE DATE OF THIS PROSPECTUS HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION PRESENTED BELOW IS NOT THAT OF THE FUND, SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND’S OWN PERFORMANCE, AND SHOULD NOT BE CONSIDERED INDICATIVE OF THE FUND’S FUTURE PERFORMANCE.

Each of Baillie Gifford Overseas Limited, the Fund’s investment sub-sub-adviser, and Baillie Gifford & Co., its corporate affiliate, manage investment accounts (2 accounts in the aggregate) for other clients with investment objectives, strategies, and policies that are substantially similar to those of the Fund (the “Similarly Managed Accounts”). RS Greater China Fund’s portfolio management team is the same team that is responsible for managing all of the Similarly Management Accounts. (The membership of the team has changed over time, and these changes may have affected the performance of these accounts.) The supplemental performance information of the Similarly Managed Accounts shown below includes the performance of the accounts since the inception date of the first such account (February 28, 2006) through December 31, 2010.

The supplemental performance information is provided to illustrate the past performance of accounts that have investment objectives, strategies, and policies substantially similar to those of the Fund. The supplemental performance information does not represent the performance of the Fund and should not be considered indicative of the future performance of the Similarly Managed Accounts or the Fund. The Similarly Managed Accounts are the only accounts managed by the investment team at either firm that have investment objectives, strategies, and policies that are substantially similar to those of the Fund.

The following supplemental performance information sets forth average annual total return information for the Similarly Managed Accounts. The performance of the Similarly Managed Accounts has been adjusted for the expenses (on a percentage basis) that are expected to be borne by shareholders of each share class of the Fund, net of any waiver and/or reimbursement, as reflected in the Annual Fund Operating Expenses table. The table also shows the average annual total return for a broad-based securities market index.

The Similarly Managed Accounts are not registered under the Investment Company Act of 1940 (the “1940 Act”) and are not regulated investment companies under the Internal Revenue Code, and, therefore, unlike the Fund, the Similarly Managed Accounts are not subject to certain investment restrictions and regulatory requirements (such as diversification requirements, distribution requirements, and redemption rights) imposed by the 1940 Act and the Internal Revenue Code. If the Similarly Managed Accounts had been registered under the 1940 Act or had been regulated investment companies under the Internal Revenue Code, their performance might have been lower. As of December 31, 2010, the Similarly Managed Accounts consisted of approximately $88 million in assets.

All returns of the Similarly Managed Accounts presented below are calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses during the applicable periods. The supplemental performance information has not been audited.

Average Annual Total Returns
	1 Year	Since 2/28/2006[1]
Similarly Managed Accounts[2]
Adjusted for Class A expenses	5.45%	12.76%
Adjusted for Class C expenses	8.87%	13.03%
Adjusted for Class K expenses	10.25%	13.42%
Adjusted for Class Y expenses	10.99%	14.18%
MSCI Golden Dragon Index[3]	13.60%	11.98%
1	Inception date of the Similarly Managed Accounts.
2	Returns have been adjusted to reflect the expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, net of any waiver and/or reimbursement, as reflected in the Annual Fund Operating Expenses table. The returns reflect the impact of sales loads. The adjusted performance shown for the Similarly Managed Accounts in the table is not higher than the actual performance of the Similarly Managed Accounts.
3	The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index consists of the following country indices: China, Hong Kong and Taiwan. Index results assume the reinvestment of dividends paid on the stocks constituting the index.

26	800-766-3863

388 Market Street  San Francisco,  CA 94111

www.RSinvestments.com	800-766-3863

Additional Information

The Funds’ Statement of Additional Information (“SAI”), dated May 1, 2011, as revised from time to time, and the Funds’ annual and semiannual reports to shareholders contain additional information about the Funds. The Funds’ SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The first annual report will discuss the market conditions and the investment strategies that significantly affected each Fund’s performance. If more than one member of a household owns shares of a Fund, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about a Fund, or make shareholder inquiries by writing to the Trust at the address at the of this page or by calling 800-766-3863. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are available, free of charge, on RS Investments’ Web site at www.rsinvestments.com/Communications.htm.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by a Fund. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI, the code of ethics and the annual and semiannual reports to shareholders, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Funds on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Commission’s Public Reference Section Washington, DC 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-05159.

811-05159

EB-016120 (05/11)